UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Medical Transcription Billing, Corp.

(Name of Registrant as Specified In Its Charter)

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Medical Transcription Billing, Corp.

7 Clyde Road

Somerset, NJ 08873

February 10, 2017

Dear Fellow Shareholder:

It is my pleasure to invite you to attend this Special Meeting of Shareholders of Medical Transcription Billing, Corp. at 11:00 AM on April 14, 2017 at 7 Clyde Road, Somerset, NJ 08873.

The following pages contain the formal Notice of the Special Meeting and the Proxy Statement. If you plan to attend the Meeting, please detach the Admission Ticket from your proxy card and bring it to the Meeting. The proxy materials will be first sent or given to stockholders on or about February 22, 2017.

At this Special Meeting, you will be asked to vote on each of the two proposals set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the Special Meeting and follow this letter.

Your vote is important. Whether you plan to attend the Special Meeting in person or not, we hope you will vote your shares as soon as possible. Please mark, sign, date, and return the accompanying card in the postage-paid envelope or instruct us via the Internet as to how you would like your shares voted. Instructions are on the proxy card. This will ensure representation of your shares if you are unable to attend.

Sincerely,

/s/ Mahmud U. Haq
Mahmud U. Haq
Chairman of the Board, Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 14, 2017

TIME

11:00 a.m., Eastern Time, on

April 14, 2017

PURPOSE

●	To grant the Board of Directors the authority, in its sole discretion, to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than 1-for-3 and not more than 1-for-8 at any time prior to June 19, 2017, the exact ratio to be set at a whole number within this range as determined by the Board of Directors.

●	To adopt the Amended and Restated Equity Incentive Plan, pursuant to which the Company’s current 2014 Equity Incentive Plan will be amended to increase the shares of the Company’s Common Stock issuable under the plan from 1,351,000 shares to 2,851,000 shares, and add 100,000 shares of the Company’s Series A Preferred Stock for issuance under the Amended and Restated Equity Incentive Plan.

●	To consider and act on such other business as may properly come before the Meeting.

DOCUMENTS

This Notice is only an overview of the Proxy Statement and proxy card included in this mailing which is available at ir.mtbc.com/annuals-proxy.cfm. The Notice of Internet Availability will be mailed to shareholders on or about February 22, 2017.

PLACE

7 Clyde Road, Somerset, NJ 08873

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RECORD DATE

Owners of shares of the Company’s Common Stock, as of the close of business on February 9, 2017, will receive notice of and be entitled to vote at the Meeting and any adjournments.

VOTING

Even if you plan to attend the Meeting, please mark, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. You may also vote over the Internet using the Internet address on the proxy card.

Mahmud U. Haq

Chairman of the Board

Dated: February 10, 2017

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Questions and Answers

Q: When and where is the Special Meeting?

A: The Company’s Special Meeting of Shareholders will be held at 11:00 a.m., Eastern Time, April 14, 2017, at 7 Clyde Road, Somerset, NJ 08873.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q: Who is entitled to vote?

A: You are entitled to vote at the Special Meeting if the Company’s records on February 9, 2017 (the “record date”) showed that you owned the Company’s common stock, par value $.001 (the “Common Stock”). As of January 23, 2017, there were 10,423,511 shares of Common Stock outstanding.

Q: What will I likely be voting on?

A: There are two proposals that are expected to be voted on at the Special Meeting, which are to authorize our board of directors to approve a reverse stock split (the “Reverse Stock Split”), and to adopt our Amended and Restated Equity Incentive Plan. As of the date this Proxy Statement, the Company was not aware of any additional matters to be raised at the Special Meeting.

Q: What is the Board’s recommendation?

A: The Board of Directors recommends that you vote your shares:

-	FOR granting the Board of Directors, in its sole discretion, to approve the Reverse Stock Split.

-	FOR the adoption of the Amended and Restated Equity Incentive Plan.

Q: How many votes is each share entitled to?

A: Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

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Q: Do I need a ticket to attend the Special Meeting?

A: Yes. Retain the top of the proxy card as your admission ticket. One ticket will permit two persons to attend. If your shares are held through a broker, contact your broker and request that the broker provide you with evidence of share ownership. This documentation, when presented at the registration desk at the Special Meeting, will enable you to attend the Meeting.

Q: How do proxies work?

A: The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner you direct. You may also abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in accordance with the Board of Directors’ recommendations.

Q: How do I vote?

A: You may:

●	Vote by marking, signing, dating, and returning a proxy card;

●	Vote via the Internet by following the voting instructions on the proxy card or the voting instructions provided by your broker, bank, or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your instructions have been properly recorded. If you submit your vote via the Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

●	Vote in person by attending the Special Meeting. We will distribute written ballots to any shareholder who wishes to vote in person at the Special Meeting.

If your shares are held in street name, your broker, bank, or other holder of record will include a voting instruction form with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction form. Please return your voting instruction form to your broker, bank, or other holder of record to ensure that a proxy card is voted on your behalf.

Q: Do I have to vote?

A: No. However, we strongly encourage you to vote.

Q: What does it mean if I receive more than one proxy card?

A: If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by Internet, please vote each proxy card you receive.

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Q: Will my shares be voted if I do not sign and return my proxy card?

A: If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may use its discretion to vote your shares on “routine matters. For any “non-routine matters” being considered at the Meeting, your broker or other nominee would not be able to vote on such matters.

Q: Can I change my vote?

A: Yes. You may revoke your proxy and change your vote before the Special Meeting by submitting a new proxy card with a later date, by casting a new vote via the Internet, by notifying the Company’s Corporate Secretary in writing, or by voting in person at the Meeting. If you do not properly revoke your proxy, properly executed proxies will be voted as you specified in your earlier proxy.

Q: What is a quorum?

A: A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Special Meeting. At least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either in person or by proxy, in order to transact business.

Q: Who will tabulate the votes?

A: A representative from our company, Norman Roth, will tabulate the votes and act as inspector of election.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Special Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the Special Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned signed but not marked will be voted as recommended by the board of directors.

Q: Who will bear the costs of this solicitation?

A: Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials over the Internet, however, you are responsible for Internet access charges you may incur. The solicitation of proxies or votes may be made in person. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

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Q: What should I do now?

A: You should read this proxy statement carefully and promptly submit your proxy card or vote by the Internet as provided on the proxy card to ensure that your vote is counted at the Special Meeting.

Q: How will shares in the Company’s employee benefit plans be voted?

A: If you are or were a participant in the Company’s employee benefit plans, this Proxy Statement is being used to solicit voting instructions from you with respect to shares of our stock that you own but which are held by the trustees of our benefit plans for the benefit of you and other plan participants. Shares held in our benefit plans that you are entitled to vote will be voted by the plan trustees pursuant to your instructions. Shares held in any employee benefit plan that you are entitled to vote, but do not vote, will be voted by the plan trustees in proportion to the voting instructions received for other shares. You must instruct the plan trustees to vote your shares by utilizing one of the voting methods described above.

Q: How do I obtain a copy of the Company’s materials related to corporate governance?

A: The Company’s Corporate Governance materials, charters of each standing Board committee, Code of Conduct, and other materials related to our corporate governance can be found in the Corporate Governance section of the Company’s website at ir.mtbc.com/corporate-governance.cfm.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as January 23, 2017, concerning:

-	Each person or group of persons known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, based on information provided by the beneficial owner in public filings made with the Securities and Exchange Commission (“SEC”).

-	Each person who has been a director or executive officer of the Company since the beginning of the last fiscal year.

-	Each associate of any of the foregoing persons.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o MTBC, 7 Clyde Road, Somerset, NJ 08873. Beneficial ownership is determined in accordance with the rules of the SEC, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Shares of common stock subject to options, warrants or other rights to purchase that are currently exercisable or are exercisable within 60 days of February 9, 2017, the record date (including shares subject to restrictions that lapse within 60 days of the record date) are deemed outstanding for purposes of computing the percentage ownership of the person holding such shares, options, warrants or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. The percentages are based on 10,423,511 shares of Common Stock outstanding as of January 23, 2017. Each share of Common Stock has one vote. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

			Preferred Stock
	Common Stock		Beneficially
Name of Beneficial Owner	Beneficially Owned	Percent of Class	Owned	Percent of Class
Five Percent Shareholders
Adage Capital Management, L.P.	1,000,000	10%	-	*
Directors and Named Executive Officers
Mahmud Haq, CEO and Chairman of the Board	4,987,070	48%	2,400	1%
Anne Busquet	99,350	1.0%	-	*
Howard L. Clark, Jr.	69,000	0.7%	-	*
John N. Daly	85,000	0.8%	-	*
Bill Korn	116,334	1.1%	800	0.3%
Cameron P. Munter	85,000	0.8%	-	*
Stephen A. Snyder	131,000	1.3%	800	0.3%
All current directors and executive officers as a group (7 persons)	5,572,754	53.5%	4,000	1.6%

Related Person Transactions

The Related Person Transaction Policy of the Board ensures that the Company’s transactions with certain persons are not inconsistent with the best interests of the Company. A “Related Person Transaction” is a transaction with the Company in an amount exceeding $54,500 in which a Related Person has a direct or indirect material interest. A Related Person includes the executive officers, directors, and five percent or more shareholders of the Company, and any immediate family member of such a person. If a Related Person Transaction is identified, such transaction is brought to the attention of the General Counsel and the Audit Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances.

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The Company was a party to several related party transactions with its Chief Executive Officer, Mahmud Haq, during the year ended December 31, 2016. Below is a summary of the related party transactions the Company has entered into with Mr. Haq:

The Company had sales to a related party, a physician who is related to the CEO. Revenue from this customer was $18,064 for the year ended December 31, 2016. As of December 31, 2016, the receivable balance due from this customer was $1,553.

The Company is a party to a nonexclusive aircraft dry lease agreement with Kashmir Air, Inc. (“KAI”), which is owned by the CEO. The Company recorded an expense of $128,400 for the year ended December 31, 2016. As of December 31, 2016, the Company had a liability outstanding to KAI of $16,626.

The Company leases its corporate offices in New Jersey, its temporary housing for its foreign visitors, storage space and its backup operations center in Bagh, Pakistan, from the CEO. The related party rent expense for the year ended December 31, 2016 was $170,738. Security deposits were provided related to the lease of the Company’s corporate offices in the amount of $13,200.

On January 6, 2017, the CEO agreed to pledge 3,125,000 shares of his common stock in the Company to guarantee the Company’s and MTBC Acquisition Corp’s obligations for their purchase of senior secured notes from The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company (collectively, “Prudential”). The CEO’s pledge is not effective until the Company makes certain payments to Prudential. Based on the closing bid price of the Company’s common stock on January 23, 2017 of $0.82, the dollar amount of the CEO’s pledged stock is $2,562,500.

Director and Executive Compensation

Director Compensation Table

The following table sets forth the compensation paid to the non-executive directors of the Company in fiscal year ended 2016:

	Fees Earned or	Stock Awards
Name	Paid in Cash	(1) (2) (3)	Total
Anne Busquet	$30,000	$24,600	$54,600
Howard L. Clark, Jr.	40,000	24,600	59,680
John N. Daly	30,000	24,600	54,600
Cameron P. Munter	30,000	24,600	54,600

(1)	In January 2016, the outside Board members were awarded 25,000 shares each of restricted stock that were to vest upon the achievement of specified 2015 operating results. Those shares vested during March 2016 and are not included in the above table as they related to 2015.

(2)	In November 2016, the outside Board members were awarded 30,000 shares each of restricted stock which vested in January 2017. The amounts included in the table above for the option awards and stock awards reflect the total amount of the grant date fair value for options and restricted stock grants computed in accordance with Financial Accounting Standards Board ASC Topic 718.

(3)	As of December 31, 2016, the aggregate number of shares of restricted stock outstanding for each director, as applicable, is as follows; Ms. Busquet, 45,000, Mr. Clark, 45,000, Mr. Daly, 45,000 and Mr. Munter, 45,000.

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Summary Executive Compensation Table

The following table is a summary of certain information concerning the compensation earned by our Named Executive Officers for fiscal years 2016 and 2015:

				All Other
				Compensation
Name and Principal Position	Salary (1)	Bonuses (2)	Stock Awards (3)	(4)(5)(6)	Total
2016
Mahmud Haq, CEO and Chairman of the Board	$301,648	$300,000	$-	$63,693	$665,341
Stephen A. Snyder, President	276,570	275,000	-	11,002	562,572
Bill Korn, Chief Financial Officer	251,374	250,000	-	7,543	508,917
2015
Mahmud Haq, CEO and Chairman of the Board	$300,824	-	$82,500	$23,622	$406,946
Stephen A. Snyder, President	275,755	-	82,500	11,037	369,292
Bill Korn, Chief Financial Officer	250,687	-	82,500	10,333	343,520

(1)	Includes amounts contributed by the Named Executive Officers to our 401(k) plan.

(2)	In November 2016, the Compensation Committee of the Board of Directors awarded cash bonuses to Messrs. Haq, Snyder and Korn, based upon the successful completion of the MediGain acquisition. Payment of these bonuses is to be made in 2017. Payment was originally intended to be made in cash upon closing of additional financing, and may be converted to the equivalent value of shares of Series A Preferred Stock, subject to stockholder approval.

(3)	In January 2016, the Compensation Committee of the Board of Directors awarded 75,000 shares of restricted stock each to Messrs. Haq, Snyder and Korn upon the achievement of specified 2015 operating results. Those shares vested in March 2016. The amounts included in the table above reflect the total grant date fair value and were determined in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC.

(4)	Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed $10,000 reported for the fiscal year presented.

(5)	Includes our matching contribution to the 401(k) plan equal to 100% match on the first 3% of the employee’s compensation which is available to all employees who participate in the plan.

(6)	Excludes group life insurance, health care insurance, long-term disability insurance and similar benefits provided to all employees that do not discriminate in scope, terms or operations in favor of the Named Executive. Officers.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2016, the Compensation Committee of the Board of Directors was comprised of John N. Daly and Cameron P. Munter. Neither of these individuals, during the fiscal year ended December 31, 2016, was an officer or employee of the Company. Neither of these individuals was formerly an officer of the Company.

During the fiscal year ended December 31, 2016, Mr. Daly received $30,000 in director compensation and Mr. Munter received $30,000 in director compensation, both exclusive of stock compensation.

Executive Employment Arrangements

We are party to employment agreements with each of Messrs. Haq, Snyder and Korn (the “Employment Agreements”). Each of the Employment Agreements has a two-year term unless earlier terminated, and is automatically renewed at the end of the initial term and annually thereafter in each case, for a one-year term, unless either party provides at least ninety days’ prior written notice of non-renewal.

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Each Employment Agreement provides for the payment of base salary and bonus, as well as customary employee benefits. Under each of the Employment Agreements, if the executive’s employment is terminated by the Company without “cause” or by the executive if a “material demotion,” occurs (as such terms are defined in the applicable Employment Agreement) the executive shall receive salary continuation payments for the remainder of the contractual term, but in no event for less than twenty-four months with respect to Mr. Haq and twelve months for each of Messrs. Snyder and Korn. In addition to salary continuation payments, executive shall receive payment of “COBRA” premiums for the executive and his dependents as long as the executive does not become eligible for health coverage through another employer during this severance period. Each of the Employment Agreements also restricts the executive from engaging in a competitive business during his employment and for 12 months thereafter, or soliciting our employees and customers during his employment and for 12 months thereafter.

Our compensation committee, currently comprised of Messrs. Daly and Munter, are tasked with discharging the Board of Directors’ responsibilities related to oversight of compensation of named executive officers and ensuring that our executive compensation program meets our corporate objectives. The compensation committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our named executive officers, as well as evaluating their performance in light of those goals and objectives. Based on this review and evaluation, as well as on input from our Chief Executive Officer regarding the performance of our other named executive officers and his recommendations as to their compensation, the Committee will determine and approve each named executive officer’s compensation annually. As a public company, our named executive officers will not play a role in their own compensation determinations.

Outstanding Equity Awards at 2016 Fiscal Year End

The following table provides information on the current holdings of restricted stock units (RSUs) by our named officers at December 31, 2016:

Stephen Snyder: 33,334 shares

Bill Korn: 16,666 shares

These RSUs provide for annual vesting based on continued employment over three years.

Employee Benefit Plans

2014 Equity Incentive Plan. The purpose of the 2014 Equity Incentive Plan (the “2014 Plan”) is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. The 2014 Plan authorizes the grant of awards in any of the following forms:

●	Options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code (the “Code”). The exercise price of an option granted under the 2014 Plan may not be less than the fair market value of our common stock on the date of grant. Stock options granted under the 2014 Plan have a term of ten years.

●	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of our common stock on the date of grant. SARs granted under the 2014 Plan have a term of ten years.

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●	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee.

●	Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Compensation Committee.

●	Performance stock and cash settled awards, which represent the right to receive shares of common stock or cash, as applicable, in the future upon the attainment of certain stated performance goals.

●	Other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.

All awards are evidenced by a written award certificate between MTBC and the participant, which include such provisions as may be specified by the Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Awards to Non-Employee Directors. Awards granted under the 2014 Plan to non-employee directors may be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the 2014 Plan to non-employee directors.

Shares Available for Awards; Adjustments. Subject to adjustment as provided in the 2014 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2014 Plan is 1,351,000. In the event of a nonreciprocal transaction between MTBC and its shareholders that causes the per share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2014 Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2014 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Administration. The 2014 Plan will be administered by the Compensation Committee. The Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2014 Plan; and make all other decisions and determinations that may be required under the 2014 Plan. The Board of Directors may at any time administer the 2014 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2014 Plan. In addition, the Board may expressly delegate to a special committee some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

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Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

●	all of that participant’s outstanding options and SARs will become exercisable to the extent the participant was entitled to exercise such option or SAR, but only within the period ending on the earlier of (i) twelve (12) months with respect to a termination due to disability and eighteen (18) months with respect to a termination due to death, and (ii) the term of the option or SAR;

●	shares of common stock and outstanding awards which have not vested at the time of the termination of service may be forfeited; and

●	the payout opportunities attainable under all of that participant’s outstanding performance-based awards may be forfeited and the awards may payout on a pro rata basis, based on the time elapsed prior to the date of termination

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Treatment of Awards upon a Change in Control. Unless subject to additional acceleration of vesting and exercisability as may be provided in an award certificate or any special plan document governing an award, outstanding awards will be subject to one year acceleration of vesting as provided in the Plan upon a change in control.

Termination and Amendment. The 2014 Plan will terminate on April 3, 2024. The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2014 Plan, but if an amendment to the 2014 Plan would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2014 Plan may adversely affect any award previously granted under the 2014 Plan without the written consent of the participant. Without the prior approval of our shareholders, the 2014 Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

Matters to Be Acted Upon

Proposal 1: Reverse Stock Split

(Item 1 on proxy card)

Our Board of Directors has adopted resolutions to authorize the Board, in its sole direction, to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock, to meet the listing requirements of Nasdaq Capital Market and directs such proposal to be submitted to the holders of our Common Stock.

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The amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock, if approved by the stockholders, will be substantially in the form set forth on Appendix A (subject to any changes required by applicable law). If approved by the holders of our Common Stock, the Reverse Stock Split proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock at any time prior to June 19, 2017 by a ratio of not less than 1-for-3 and not more than 1-for-8, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion. We believe that enabling our Board of Directors to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders including maintaining our listing on the Nasdaq Capital Market. In determining a ratio, the Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than three and no more than eight shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Any fractional shares will be rounded up to the next whole number. The amendment to our Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

On June 24, 2016, the Company received a notice from The Nasdaq Stock Market indicating that MTBC was not in compliance with the minimum $1.00 bid price per share requirement for continued listing on the Nasdaq Capital Market and granted MTBC 180 calendar days, or until December 21, 2016, to regain compliance. Thereafter, on December 22, 2016, the Company received a notice from the Nasdaq Stock Market granting MTBC an additional 180 calendar days, or until June 19, 2017, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on the Nasdaq Capital Market. The notification of noncompliance had no immediate effect on the listing or trading of MTBC’s Common Stock on the Nasdaq Capital Market under the symbol “MTBC”.

Our Board of Directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enable us to meet the continued listing requirements of the Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors. The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market. The Nasdaq Capital Market requires, among other items, maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain, following the Reverse Stock Split, over the minimum bid price requirement.

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Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on June 19, 2017, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of three and a maximum of eight shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, based on 10,423,511 shares of Common Stock outstanding as of the record date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Approximate Number of Outstanding
Reverse Stock Split	Shares of Common Stock
Ratio	Following the Reverse Stock Split
1-for-3	3,475,000
1-for-4	2,606,000
1-for-5	2,085,000
1-for-6	1,738,000
1-for-7	1,490,000
1-for-8	1,303,000

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “MTBC”, subject to the continued listing requirements of that exchange.

Our Series A Preferred Stock, which is listed on the Nasdaq Capital Market under the symbol “MTBCP,” would be unaffected by the Reverse Stock Split.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

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Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

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Vote Required

The affirmative vote of a majority of the shares outstanding on the record date of Common Stock is required to approve the Reverse Stock Split.

The Board of Directors unanimously recommends a vote FOR the approval of the Reverse Stock Split.

Proposal 2: Adoption of the Amended and Restated Equity Incentive Plan

(Item 2 on proxy card)

Background

On January 20, 2017, the Board approved the adoption of the Amended and Restated Equity Incentive Plan (the “Amended Plan”). We are asking our shareholders to approve the Amended Plan, which will increase the number of shares of Common Stock issuable under our existing 2014 Equity Incentive Plan from 1,351,000 shares to 2,851,000 shares, and also add 100,000 shares of our 11% Series A Cumulative Redeemable Perpetual Preferred Stock (“Series A Preferred Stock”) to our existing plan. Of the 1,351,000 shares of Common Stock originally reserved for issuance under our existing plan, 1,114,000 shares of Common Stock have been issued. In the event the Company effectuates the Reverse Stock Split, the number of shares of Common Stock issuable under the Amended Plan shall be proportionately adjusted.

The Board believes that it is in our and our stockholders’ interests to approve the Amended Plan because it would provide sufficient shares remaining for issuance under the plan to allow the Compensation Committee to continue to award equity-based incentive compensation for our current and future directors, officers and employees. Moreover, if the Amended Plan is approved, the Company intends to pay certain performance bonuses in shares of Series A Preferred Stock, rather than their cash equivalents, namely 12,000, 11,000 and 10,000 shares of Series A Preferred Stock to our CEO, President and CFO, respectively. According to these officers’ employment agreements, these bonuses were due to be paid in cash, but the Board believes that it is in the Company’s and our stockholders’ interests to reduce cash expenditures and pay the equivalent value in shares of Series A Preferred Stock, which will not be dilutive to stockholders.

Description of the Amended Plan

The following is a summary of the Amended Plan. This summary is qualified in its entirety by reference to the Amended Plan, a copy of which is attached to this proxy statement as Appendix B.

The purpose of the Amended Plan is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. The Amended Plan authorizes the grant of awards in any of the following forms:

●	Options to purchase shares of Common Stock, which may be nonstatutory stock options or incentive stock options under the Code. The exercise price of an option granted under the Amended Plan may not be less than the fair market value of our Common Stock on the date of grant. Stock options granted under the Amended Plan have a term of ten years.

●	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of our Common Stock on the date of grant. SARs granted under the Amended Plan have a term of ten years.

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●	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee.

●	Restricted stock units, which represent the right to receive shares of Common Stock or Series A Preferred Stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Compensation Committee.

●	Performance stock and cash settled awards, which represent the right to receive shares of Common Stock, Series A Preferred Stock or cash, as applicable, in the future upon the attainment of certain stated performance goals.

●	Other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.

All awards are evidenced by a written award certificate between MTBC and the participant, which include such provisions as may be specified by the Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Awards to Non-Employee Directors. Awards granted under the Amended Plan to non-employee directors may be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the Amended Plan to non-employee directors.

Shares Available for Awards; Adjustments. Subject to adjustment as provided in the Amended Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the Amended Plan is 2,851,000 and the aggregate number of shares of Series A Preferred Stock reserved and available for issuance is 100,000. In the event of a nonreciprocal transaction between MTBC and its shareholders that causes the per share value of the Common Stock or Series A Preferred Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the Amended Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the Amended Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Administration. The Amended Plan will be administered by the Compensation Committee. The Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Amended Plan; and make all other decisions and determinations that may be required under the Amended Plan. The Board of Directors may at any time administer the Amended Plan. If it does so, it will have all the powers of the Compensation Committee under the Amended Plan. In addition, the Board may expressly delegate to a special committee some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

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Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

●	all of that participant’s outstanding options and SARs will become exercisable to the extent the participant was entitled to exercise such option or SAR, but only within the period ending on the earlier of (i) twelve (12) months with respect to a termination due to disability and eighteen (18) months with respect to a termination due to death, and (ii) the term of the option or SAR;

●	shares of Common Stock or Series A Preferred Stock and outstanding awards which have not vested at the time of the termination of service may be forfeited; and

●	the payout opportunities attainable under all of that participant’s outstanding performance-based awards may be forfeited and the awards may payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Treatment of Awards upon a Change in Control. Unless subject to additional acceleration of vesting and exercisability as may be provided in an award certificate or any special plan document governing an award, outstanding awards will be subject to one year acceleration of vesting as provided in the Amended Plan upon a change in control.

Termination and Amendment. If approved by the stockholders, the Amended Plan will terminate on January 20, 2027. The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the Amended Plan, but if an amendment to the Amended Plan would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the Amended Plan may adversely affect any award previously granted under the Amended Plan without the written consent of the participant. Without the prior approval of our shareholders, the Amended Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

2014 Plan Benefits

Benefits to be received by our executive officers, directors and employees as a result of the proposed Amended Plan are not determinable, since the amount of grants of options and restricted stock made under the proposed Amended Plan is discretionary. Set forth in the table below are the number of equity awards since inception that have been granted under the equity incentive plan to: (i) each of our named executive officers, (ii) our executive officers as a group, (iii) our non-employee directors as a group and (iv) our non-executive employees as a group. Shares which were forfeited are available to be re-granted under the Amended Plan.

		Restricted Stock	Cash-Settled
Name	Restricted Stock	Units	Awards
Mahmud Haq	75,000	-	-
Stephen Snyder	75,000	100,000	-
Bill Korn	75,000	50,000	-
Executive Officers as a Goup	225,000	150,000	-
Non-Executive Directors as a Goup	220,000	180,000	-
Non-Executive Officers and Employees as a Group	-	338,597	264,800

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Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares of Common Stock is required to approve the adoption of the Amended Plan.

The Board of Directors unanimously recommends a vote FOR the authorization of the adoption of the Amended Plan.

Other Business

Our board of directors does not presently intend to bring any other business before the Special Meeting, and, so far as is known to the board of directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Shareholders. We have not been informed by any of our shareholders of any intention to propose any other matter to be acted upon at the Special Meeting. The persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any other business as may properly come before the Special Meeting. As to any such other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, will be mailed without charge to any beneficial owner of our common stock, upon request. Requests for the Annual Report on Form 10-K should be addressed to: Investor Relations, Medical Transcription Billing, Corp. 7 Clyde Road, Somerset, NJ 08873. The Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained from our investor relations website, ir.mtbc.com or directly from the SEC’s website, www.sec.gov/edgar.shtml.

Delivery of Documents to Security Holders Sharing an Address

Only one Notice of Internet Availability is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders. We shall deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Notice of Internet Availability by sending a written request to us at Investor Relations, Medical Transcription Billing, Corp. 7 Clyde Road, Somerset, NJ 08873, or by calling us at (732) 873-5133. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future proxy statements if any, Notices of Internet Availability, and annual reports of the Company.

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Shareholder Proposals for 2017 ANNUAL Meeting of Shareholders

Our bylaws establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders. Under our bylaws, director nominations and other business may be brought at an Annual Meeting of Shareholders only by or at the direction of our board of directors or by a shareholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. Notice of shareholder proposals for the 2017 Annual Meeting of Shareholders, other than proposals intended for inclusion in our proxy statement, must be received by the Corporate Secretary at our principal executive offices no later than March 10, 2017. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. In addition, such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:  Corporate Secretary, Medical Transcription Billing, Corp., 7 Clyde Road, Somerset, New Jersey 08873.

Only such proposals as are (1) required by the rules of the SEC and (2) permissible under the Delaware General Corporation Law will be included in the annual meeting agenda. If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

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Appendix A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Medical Transcription Billing, Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Section 4.3(d) of Article Fourth so that, as amended, said Article shall be and read as follows:

(d) Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, each [3], [4], [5], [6], [7] or [8] shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof; provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split and the Board of Directors subsequently approved a ratio of 1-for-[3], [4], [5], [6], [7] or [8].

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 2017.

By:
Authorized Officer

Title:

Name:

Appendix B

Medical Transcription Billing, Corp.

Amended and Restated Equity Incentive Plan

Adopted by the Board of Directors: January 18, 2017

Approved by Stockholders: __________ ___, 2017

1. General.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash-Settled Awards, and (viii) Other Stock Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(d) Amended and Restated Plan. The Plan was originally adopted by the Board of Directors on April 2, 2014 as the Medical Transcription Billing, Corp. 2014 Equity Incentive Plan and was amended and restated by the Board on of Directors January 18, 2017, subject to the approval by the Company’s stockholders. Such stockholder approval was obtained on _________ ___, 2017.

2. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Stock pursuant to a Stock Award; (E) the number of shares of Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

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(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash-Settled Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

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(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event. Notwithstanding the foregoing, the Board or Committee shall have the authority, without the approval of the Company’s stockholders, to cancel outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange only for a nominal cash payment of consideration as necessary to effect a cancellation of the Award, provided that such cancellation is not treated as a repricing under United States generally accepted accounting principles.

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3. Shares Subject to the Plan.

(a) Share Reserve. The aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed 2,851,000 shares, and the aggregate number of shares of Series A Preferred Stock that may be issued pursuant to Stock Awards shall not exceed 100,000. Contemporaneously with the adoption of this Plan, the Corporation may effectuate a reverse stock split of the Common Stock, in which case, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall be adjusted in accordance with Section 9(a) relating to Capitalization Adjustments.

(b) Reversion of Shares to the Share Reserve. If any shares of Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted shall be 1,000,000 shares of Common Stock.

(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Participant shall be eligible to be granted, during any calendar year, Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than 1,500,000 shares of Common Stock.

5. Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

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(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

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(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

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(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

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(l) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6. Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

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(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

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(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash-Settled Awards. A Performance Cash-Settled Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash-Settled Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash-Settled Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash-Settled Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash-Settled Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash-Settled Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

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(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Stock. Proceeds from the sale of shares of Stock pursuant to Stock Awards shall constitute general funds of the Company.

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(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

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(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(k) Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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9. Adjustments upon Changes in Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4(c) and 6(c)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

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(iii) accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. In the absence of such provision, one year acceleration of vesting shall occur.

10. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11. Effective Date of Plan.

This Plan shall become effective on the Effective Date.

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12. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash-Settled Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

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Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Medical Transcription Billing, Corp., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date the stockholders of the Company approved this Plan.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

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(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

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(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash-Settled Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

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(kk) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash-Settled Award.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash-Settled Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

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(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Plan” means this Amended and Restated Equity Incentive Plan.

(pp) “Restricted Stock Award” means an award of shares of Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Series A Preferred Stock” means 11% Series A Cumulative Redeemable Perpetual Preferred Stock.

(ww) “Stock” means Common Stock and Series A Preferred Stock, as applicable.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

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(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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MEDICAL TRANSCRIPTION BILLING, CORP.	VOTE BY MAIL
Important Special Meeting Information	Record holders may mark, sign and date your proxy card and return it to 18 Lafayette Place, Woodmere, New York 11598.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held at 7 Clyde Road, Somerset, New Jersey 08873, on April 14, 2017, at 11:00 a.m. local time. Bring this ticket in order to be admitted.

Admission Ticket

DETACH PROXY CARD HERE TO VOTE BY MAIL
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following proposals:

Proposal 1:	To grant the Board of Directors the authority to effect a reverse stock split of the Company’s common stock.

[ ] For	[ ] Against	[ ] Abstain

Proposal 2:	To amend the Company’s 2014 Equity Incentive Plan.

[ ] For	[ ] Against	[ ] Abstain

Non-voting items:

Please indicate a change of address below:	Please indicate if you plan to attend this meeting [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date	Signature	Signature, if held jointly

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement and Annual Report are available at

ir.mtbc.com/annuals-proxies.cfm

MEDICAL TRANSCRIPTION BILLING, CORP.

Special Meeting of Shareholders

April 14, 2017 11:00 AM, Eastern Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mahmud U. Haq, Stephen A. Snyder and Shruti Patel and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Medical Transcription Billing, Corp. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 AM, Eastern Time, on April 14, 2017, at the Company's headquarters located at 7 Clyde Road, Somerset, New Jersey 08873, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

IF VOTING BY MAIL, PLEASE COMPLETE BOTH SIDES OF THIS CARD.